                                 Exhibit 99.1

     Pursuant to Rule 13d-1(k)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended, the undersigned agrees that the statement to which this Exhibit is attached is filed on behalf of each of them.

Dated:  February 11, 2000

                                    Draper Fisher Associates Fund III, L.P.

                                    By: /s/ Tim Draper
                                       --------------------------------
                                       Name:  Tim Draper
                                       Title: Managing Director

                                    Draper Fisher Management
                                    Company III, LLC

                                    By: /s/ Tim Draper
                                       --------------------------------
                                       Name:  Tim Draper
                                       Title: Managing Director

                                        /s/ Tim Draper
                                       --------------------------------
                                        Timothy C. Draper

                                        /s/ John Fisher
                                       --------------------------------
                                        John H.N. Fisher

                                        /s/ Stephen Jurvetson
                                       --------------------------------
                                        Stephen T. Jurvetson

                                        Draper Fisher Partners III, LLC

                                    By: /s/ Tim Draper
                                       ------------------------------
                                       Name:  Tim Draper
                                       Title: Managing Director

                                       Draper Associates, L.P.

                                       By: /s/ Tim Draper
                                          --------------------------------
                                          Name:  Tim Draper
                                          Title: Managing Director


                                        Draper Associates, Inc.

                                        By: /s/ Tim Draper
                                           --------------------------------
                                           Name:  Tim Draper
                                           Title: Managing Director